Exhibit 10.1

FIRST AMENDMENT TO SUPPORT AGREEMENT

This First Amendment to Support Agreement (this “Amendment”) is made and entered into as of May 1, 2015, by and among CiG Wireless Corp., a Nevada corporation (the “Company”), Fir Tree Capital Opportunity (LN) Master Fund, L.P., a Delaware limited partnership (“Holder LP”), and Fir Tree REF III Tower LLC, an exempted limited partnership under the laws of the Cayman Islands (“Holder LLC”, and together with Holder LP, the “Series A Holders”).

WHEREAS, the Company and the Series A Holders are parties to that certain Support Agreement, dated as of March 20, 2015, (the “Agreement”); and

WHEREAS, the Company and the Series A Holders desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.	Section 1.1 of the Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

Delivery of Written Consent.

(a) Within twenty-four (24) hours after the execution and delivery of the Merger Agreement, the Series A Holders shall deliver (by PDF, facsimile or similar electronic transmission) to the Company, with a copy to Parent and Merger Sub, the executed Written Consent. The parties acknowledge that the Series A Holders shall not be deemed in violation of this Section 1.1 in the event that the Written Consent becomes void pursuant to the terms of the Merger Agreement.

(b) The Series A Holders shall promptly deliver their written consent approving and adopting the Second Amendment to Agreement and Plan of Merger, dated as of the date hereof, among the Company, Parent and Merger Sub.

2.	Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

3.	This Amendment may be executed in one or more counterparts.

4.	Except as amended hereby, the Agreement shall remain in full force and effect.

[Signature Pages Follow]

In Witness Whereof, the parties have executed this First Amendment to Support Agreement as of the date first written above.

Company

CIG WIRELESS CORP.

By:	/s/ Paul McGinn
Name:	Paul McGinn
Title:	Chief Executive Officer

Series A Holders:

FIR TREE CAPITAL OPPORTUNITY (LN) MASTER FUND, L.P. By: Fir Tree Inc., its Manager
By:	/s/ Brian Meyer
Name:	Brian Meyer
Title:	General Counsel

FIR TREE REF III TOWER LLC By: Fir Tree Inc., its Manager
By:	/s/ Brian Meyer
Name:	Brian Meyer
Title:	General Counsel

[Signature Page to Amendment to Support Agreement]